UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2013

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Veeco Instruments Inc. (“Veeco” or the “Company”) announced today that it received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) on August 14, 2013 notifying the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1) because its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Form 10-Q”) was not filed on a timely basis with the Securities and Exchange Commission (the “SEC”).  NASDAQ Listing Rule 5250(c)(1) requires the Company to timely file all required periodic financial reports with the SEC.

As previously announced, the Form 10-Q, as well as the Company’s annual report on Form 10-K for the year ended December 31, 2012 and quarterly reports on Form 10-Q for the quarters ended September 30, 2012 and March 31, 2013, could not be filed timely because the Company is reviewing the timing of the recognition of revenue and related expenses on the sale of certain of its products. The accounting review was announced on November 15, 2012.

Veeco had previously announced that the NASDAQ Listing Qualifications Panel informed Veeco that its request for continued listing on The NASDAQ Stock Market until November 4, 2013 was granted. On or prior to November 4, 2013, Veeco must regain compliance with all applicable requirements for continued listing on The NASDAQ Stock Market including filing its outstanding annual and periodic reports with the SEC.

The Company continues to conduct the review and intends to file its Forms 10-Q and 10-K as soon as reasonably practicable after these accounting matters have been resolved.

A copy of the press release disclosing the Company’s receipt of the NASDAQ notification letter is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco dated August 20, 2013

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information or these exhibits be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 2013	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco dated August 20, 2013